Income Taxes - Summary of Total Income Tax Recovery (Expense) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current income tax
Tax expense for current year	$ (70)	$ (76)	$ (259)
Adjustments in respect of prior years	(20)	13	16
Total current income tax expense	(90)	(63)	(243)
Deferred income tax
Impact of tax rate changes	187
Origination and reversal of temporary differences	69	13	(196)
Adjustment in respect of prior years	20	7	2
Other	(3)	(1)	(9)
Total deferred income tax recovery (expense)	273	19	(203)
Income tax recovery (expense) included in net income from continuing operations	$ 183	$ (44)	$ (446)